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EXHIBIT 10.2

YAHOO! INC.

1995 STOCK PLAN
(AS AMENDED SEPTEMBER 1996, MAY 1999, APRIL 2002 AND APRIL 2003)

        1.    Purposes of the Plan.    The purposes of this 1995 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. To accomplish the foregoing, the Plan provides that the Company may grant Options, Indexed Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Dividend Equivalents (each as hereinafter defined). Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

        2.    Definitions.    As used herein, the following definitions shall apply:

  (a)
  "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

  (b)
  "Affiliate" shall mean an entity (including a partnership or limited liability company) in which the Company, directly or indirectly through any subsidiary, owns an equity interest, but which entity is not a Subsidiary.

  (c)
  "Applicable Laws" has the meaning set forth in Section 4(a) of the Plan.

  (d)
  "Award" means an award of Options, Indexed Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Dividend Equivalents (each as defined below).

  (e)
  "Board" means the Board of Directors of the Company.

  (f)
  "Cause" shall have such meaning as determined by the Administrator or as provided in the applicable award agreement. Determination of Cause shall be made by the Administrator in its sole discretion.

  (g)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (h)
  "Committee" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

  (i)
  "Common Stock" means the common stock of the Company.

  (j)
  "Company" means Yahoo! Inc., a California corporation.

  (k)
  "Consultant" means any person, but not including a Non-Employee Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services.

  (l)
  "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

  (m)
  "Director" means a member of the Board.

  (n)
  "Dividend Equivalent" means a right granted under Section 14 of the Plan to receive Shares as dividends paid with respect to a specified number of Shares.

  (o)
  "Employee" means any person, including Named Executives, Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

  (p)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (q)
  "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

  (i)
  If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

  (ii)
  If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  (iii)
  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

  (r)
  "Five Percent Limit" has the meaning set forth in Section 4(e)(viii) of the Plan.

  (s)
  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

  (t)
  "Indexed Option" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Administrator and set forth in the applicable written option agreement.

  (u)
  "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

  (v)
  "Non-Employee Director" shall mean a Director who is not an Employee.

  (w)
  "Non-Performance Restricted Stock" has the meaning set forth in Section 11(b) of the Plan.

  (x)
  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

  (y)
  "Option" means a stock option granted pursuant to the Plan and includes an Indexed Option.

  (z)
  "Optioned Stock" means the Common Stock subject to an Option or Restricted Stock.

  (aa)
  "Optionee" means an Employee or Consultant who receives an Option or Restricted Stock.

  (bb)
  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

  (cc)
  "Plan" means this 1995 Stock Plan.

  (dd)
  "Reporting Person" means an Officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

  (ee)
  "Restricted Period" has the meaning set forth in Section 11(b) of the Plan.

  (ff)
  "Restricted Stock" means shares of Common Stock acquired pursuant to Section 11 of the Plan.

  (gg)
  "Restricted Stock Pool" has the meaning set forth in Section 3 of the Plan.

  (hh)
  "Restricted Stock Unit" means the right to receive in cash or Shares the Fair Market Value of a Share of Common Stock granted pursuant to Section 12 of the Plan.

  (ii)
  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

  (jj)
  "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

  (kk)
  "Stock Appreciation Right" means any right granted under Section 13 of the Plan.

  (ll)
  "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

  (mm)
  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 287,000,000 shares of Common Stock, of which twenty percent (20%) may be issued as Restricted Stock pursuant to grants under the Plan (the "Restricted Stock Pool.") The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire, become forfeited or become unexercisable for any reason without having been exercised or nonforfeitable in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Restricted Stock in order to satisfy the exercise or purchase price for such Option or Restricted Stock or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

        4.    Administration of the Plan.

  (a)
  Multiple Administrative Bodies. If permitted by Rule 16b-3 and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively the "Applicable Laws"), grants under the Plan may be made by different bodies with respect to Directors, Officers who are not Directors and Employees or Consultants who are not Reporting Persons.

  (b)
  Administration With Respect to Reporting Persons. With respect to grants of Options or Restricted Stock to Employees or Consultants who are Reporting Persons, grants under the Plan shall be made by (A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board to make grants under the Plan, which committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

  (c)
  Administration With Respect to Other Persons. With respect to grants of Options or Restricted Stock to Employees or Consultants who are not Reporting Persons, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws.

  (d)
  General. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws, and, in the case of a Committee appointed under subsection (b), to the extent permitted by Rule 16b-3, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

  (e)
  Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

  (i)
  to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan;

  (ii)
  to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

  (iii)
  to determine whether and to what extent Options, Indexed Options, Stock Appreciation Rights, Restricted Stock Units, Dividend Equivalents or Restricted Stock or any combination thereof are granted hereunder;

  (iv)
  to determine the number of Shares of Common Stock, if any, to be covered by each Award granted hereunder;

  (v)
  to approve forms of agreement for use under the Plan;

  (vi)
  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including, but not limited to, the share price and any restriction or limitation, the vesting of any Option or the acceleration of vesting or waiver of a forfeiture restructure, based in each case on such factors as the Administrator shall determine, in its sole discretion;

  (vii)
  to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;

  (viii)
  to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; provided, however, that (A) this authority shall extend to no more than five percent (5%) of the maximum aggregate number of Shares that may be issued under the Plan (the "Five Percent Limit"), which shall be reduced by the number of Shares underlying outstanding Restricted Stock Awards granted under Section 11(b)(ii) of the Plan, as described therein, and (B) the Administrator may not exercise its authority under this Section 4(e)(viii) in excess of the Five Percent Limit (as reduced pursuant to Section 11(b)(ii) of the Plan) without prior stockholder approval.

    (ix)
    to determine the terms and restrictions applicable to Restricted Stock and the Restricted Stock purchased by exercising such Restricted Stock; and

    (x)
    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

    (xi)
    in order to fulfill the purposes of the Plan and without amending the Plan, to modify Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

  (f)
  Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Award.

        5.    Eligibility.

  (a)
  Recipients of Grants. Awards may be granted to eligible Employees and Consultants; provided, however, that no person subject to the reporting requirements of Section 16 of the Exchange Act may receive an Award unless such person is employed by or a consultant to the Company or any Parent or Subsidiary. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall be not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Restricted Stock may, if he or she is otherwise eligible, be granted additional Options or Restricted Stock.

  (b)
  Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

  (c)
  No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 23 of the Plan. It shall continue in effect until May 16, 2013, unless sooner terminated under Section 19 of the Plan.

        7.    Term of Option.    The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

        8.    Limitation on Grants to Employees.    Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 15,000,000.

        9.    Option Exercise Price and Consideration.

  (a)
  Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

  (i)
  In the case of an Incentive Stock Option that is:

  (A)
  granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

  (B)
  granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

  (ii)
  In the case of a Nonstatutory Stock Option, other than an Option that is designated as an Indexed Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. In the case of an Indexed Option, the Administrator shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option.

  (b)
  Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) to the extent permitted under Applicable Laws, authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) to the extent permitted under Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10.    Exercise of Option.

  (a)
  Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b)
  Termination of Employment or Consulting Relationship. Subject to Section 10(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months after the date of such termination (or such other period of time as is determined by the Administrator, but not less than thirty (30) days after the date of such termination and not later than the expiration date of the term of such Option as set forth in the Option Agreement, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months after the date of such termination), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (I) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

  (c)
  Disability of Optionee. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

  (d)
  Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

  (e)
  Extension of Exercise Period. Notwithstanding the limitations set forth in Sections 10(b), (c) and (d) above, the Administrator has full power and authority to extend the period of time for which any Option granted under the Plan is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the limited period set forth in the written option agreement to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

  (f)
  Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

  (g)
  Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.    Restricted Stock.

  (a)
  Grant of Restricted Stock. Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant an award of Restricted Stock under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the Restricted Period (as defined in Section 11(b) below) applicable to such award, the imposition, if any, of any performance-based condition or other restriction on an award of Restricted Stock, the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Restricted Stock. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an award agreement, in the form determined by the Administrator, evidencing the Award. Shares purchased pursuant to the grant of a Restricted Stock shall be referred to herein as "Restricted Stock."

  (b)
  Lapse of Restrictions. With respect to an Award of Restricted Stock, the Administrator shall prescribe in the award agreement, the period in which such Restricted Stock becomes nonforfeitable (the "Restricted Period").

  (i)
  Subject to Section 11(b)(ii) below, with respect to an Award of Restricted Stock that becomes non-forfeitable due to the lapse of time ("Non-Performance Restricted Stock"), any such Award shall have a Restricted Period that is at least three (3) years from the date of the award; provided, however, that the Administrator may provide, in its sole discretion, that upon the termination of such recipient's employment with the Company, any Parent or any Subsidiary, by the Company (or any Parent or any Subsidiary) without Cause, such Restricted Period shall be deemed to have lapsed and such award of Restricted Stock shall be non-forfeitable on the recipient's termination date. With respect to an award of Restricted Stock that becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives or any condition imposed by the Administrator other than the lapse of time, the measurement date of whether such performance-based objectives or other conditions have been satisfied shall be a date no earlier than the first anniversary of the date of the award.

  (ii)
  Notwithstanding any provision to the contrary, twenty five percent (25%) of the Shares underlying Awards in the Restricted Stock Pool shall be subject to such terms and conditions, including provisions regarding non-forfeitability, as the Administrator shall, in its sole discretion, determine. These Awards shall not be subject to the provisions of Section 11(b)(i) above. Notwithstanding the foregoing, the number of Shares underlying outstanding Awards under this Section 11(b)(ii) plus the number of Shares pursuant to which the Administrator has exercised its authority pursuant to Section 4(e)(viii) of the Plan, without obtaining prior stockholder approval, may not, in the aggregate exceed the Five Percent Limit.

  (c)
  Certificates. Each recipient who is granted an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the recipient and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

  (d)
  Rights as a Shareholder. Except as otherwise provided in an Award Agreement, the participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

  (e)
  Nontransferability. During the Restricted Period, the recipient of such award shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

  (f)
  Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

        12.    Restricted Stock Units.

  (a)
  General. Restricted Stock Units may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the Restricted Unit Period (as defined in Section 12(b) below) applicable to an award, the imposition, if any, of any performance-based condition or other restriction on an award, the number of Restricted Stock Units that such person shall be entitled to and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Restricted Stock Units. The offer shall be accepted by execution of a Restricted Stock Units award agreement in the form determined by the Administrator.

  (b)
  Lapse of Restrictions. With respect to an award of Restricted Stock Units, which becomes non-forfeitable due to the lapse of time, the Administrator shall prescribe in the award agreement, the period in which such Restricted Stock becomes nonforeitable (the "Restricted Unit Period"). Notwithstanding any provision to the contrary, the Restricted Unit Period shall be a period which is at least three (3) years from the date of the award. With respect to an award of Restricted Stock Unit, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives or any other conditions imposed by the Administrator, the measurement date of whether such performance-based objectives or other conditions have been satisfied shall be a date no earlier than the first anniversary of the date of the award.

  (c)
  Rights as a Stockholder. A recipient who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to such Units; provided that the award agreement may provide for payments in lieu of dividends to such recipient.

  (d)
  Other Provisions. The Restricted Stock Units award agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Units award agreements need not be the same with respect to each purchaser.

        13.    Stock Appreciation Rights.

  (a)
  Grant. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the recipients to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

  (b)
  Exercise and Payment. A Stock Appreciation Right shall entitle the recipient to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Administrator shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

  (c)
  Other Terms and Conditions. Subject to the terms of the Plan and any applicable award agreement, the Administrator shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Administrator may be changed by the Administrator from time-to-time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Administrator may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

        14.    Dividend Equivalents.    The Administrator is authorized to grant to eligible Employees and Consultants Dividend Equivalents, which enable such Employees and Consultants the right to receive Shares as dividends paid with respect to a specified number of Shares. The Administrator may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying awards to which they relate. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

        15.    Stock Withholding to Satisfy Withholding Tax Obligations.    At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Restricted Stock, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (I) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with Restricted Stock, if any, that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

        All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

  (a)
  the election must be made on or prior to the applicable Tax Date;

  (b)
  once made, the election shall be irrevocable as to the particular Shares of the Option or Restricted Stock as to which the election is made; and

  (c)
  all elections shall be subject to the consent or disapproval of the Administrator.

        In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Restricted Stock is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        16.    Adjustments Upon Changes in Capitalization, Corporate Transactions.

  (a)
  Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number of shares of Common Stock covered by each outstanding Award, (ii) the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award or otherwise, (iii) the maximum number of shares of Common Stock for which Awards may be granted to any Employee under the Plan, (iv) the price per share of Common Stock covered by each such outstanding Award, (v) the number of shares of Common Stock that may be granted in the form of Restricted Stock, including the number that may be granted that are not subject to Section 11(b)(i) of the Plan, and (vi) the number of shares of Common Stock subject to Options with respect to which the Administrator may reduce the exercise price, as provided in Section 4(e)(viii) of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

  (b)
  Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. Additionally, the Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and that each Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. If the Administrator makes an Award exercisable or non-forfeitable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the recipient that such Award shall be exercisable for a period of thirty (30) days from the date of such notice, and thereafter will terminate upon the expiration of such period.

        17.    Non-transferability of Awards.    An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, however, that the Administrator may, in its discretion, grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. Except as otherwise provided by the Administrator, an Award may only be exercised or purchased during the lifetime of the recipient of the Award or a transferee of a Nonstatutory Stock Option as permitted by this Section 17.

        18.    Time of Granting of an Award.    The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

        19.    Amendment and Termination of the Plan.

  (a)
  Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement with which the Board intends the Plan to comply or if such amendment constitutes a "material amendment." For purposes of the Plan, a "material amendment" shall mean an amendment that (i) materially increases the benefits accruing to participants under the Plan, (ii) materially increases the number of securities that may be issued under the Plan, or (iii) materially modifies the requirements for participation in the Plan.

  (b)
  Effect of Amendment or Termination. Notwithstanding the foregoing, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        20.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

        21.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        22.    Agreements.    Awards shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

        23.    Shareholder Approval.

        Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

        24.    Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.

        25.    Governing Law.

        The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

YAHOO! INC.
STOCK OPTION AGREEMENT

        1.    Grant of Option.    Yahoo! Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1995 Stock Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

        If designated an Incentive Stock Option in the Notice of Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

        2.    Exercise of Option.    This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

    (i)
    Right to Exercise.

            (a)   This Option may not be exercised for a fraction of a share.

            (b)   In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 2(i)(c) and (d).

            (c)   In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

            (d)   If designated an Incentive Stock in the Notice of Grant, in the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a Nonstatutory Stock Option, pursuant to Section 5 of the Plan.

    (ii)
    Method of Exercise.

            (a)   This Option shall be exercisable by delivering notice to the Company or a broker designated by the Company in such form and through such delivery method as shall be acceptable to the Company (including in the form attached as Exhibit A or such other form as may from time to time be approved by the Administrator) or the designated broker, as appropriate. The notice shall specify the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, shall include such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan and applicable law, and shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company or the designated broker of such notice accompanied by the Exercise Price.

            (b)   As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

            (c)   No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        3.    Optionee's Representations.    In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

        4.    Method of Payment.    Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the Optionee: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (iv) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

        5.    Restrictions on Exercise.    This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6.    Termination of Relationship.    In the event of termination of Optionee's Continuous Status as an Employee or Consultant, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Grant, the Option shall terminate. Further, to the extent allowed by applicable law, if Optionee is indebted to the Company on the date of termination, Optionee's right to exercise this Option shall be suspended until such time as Optionee satisfies in full any such indebtedness.

        7.    Disability of Optionee.    Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

        8.    Death of Optionee.    In the event of the death of Optionee:

    (i)
    during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise

2

      that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

    (ii)
    within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        9.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        10.    Term of Option.    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        11.    No Additional Employment Rights.    Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        12.    Tax Consequences.    Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (i)    Exercise of Incentive Stock Option.    If this Option qualifies as an incentive stock option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be an item of alternative minimum taxable income which could result in the Optionee being subject to the alternative minimum tax in the year of exercise.

            (ii)    Exercise of Nonstatutory Stock Option.    If this Option does not qualify as an incentive stock option, it will be treated for tax purposes as a nonstatutory stock option. As a result, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            (iii)    Disposition of Shares.    In the case of an nonstatutory stock option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an incentive stock option, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed

3

    of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an incentive stock option are disposed of within either of such periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (a) fair market value of the Shares on the date of exercise, or (b) the sales proceeds, over the Exercise Price.

            (iv)    Notice of Disqualifying Disposition of Incentive Stock Option Shares.    If the Option granted to Optionee in this Agreement is an incentive stock option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after transfer of such Shares to the Optionee upon exercise of the incentive stock option, the Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

        13.    Tax Withholding.    Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities, an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

    (i)
    the election must be made on or prior to the applicable Tax Date;

    (ii)
    once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

    (iii)
    all elections shall be subject to the consent or disapproval of the Administrator,

    (iv)
    if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be

4

      required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        14.    Signature.    This Stock Option Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice of Grant attached to this Stock Option Agreement.

5

EXHIBIT A
NOTICE OF EXERCISE

To:	Yahoo! Inc.
Attn:	Chief Financial Officer
Subject:	Notice of Intention to Exercise Stock Option

        This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase                        shares of Yahoo! Inc. Common Stock, under and pursuant to the Company's 1995 Stock Plan, as amended, and the Stock Option Agreement attached, as follows:

Number of Shares:

Vesting Commencement Date:

Date of Purchase:

Purchase Price:

Social Security No:

The shares should be issued as follows:
Name:

Address:

Signed:

Date:

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YAHOO! INC.
1995 STOCK PLAN
(AS AMENDED SEPTEMBER 1996, MAY 1999, APRIL 2002 AND APRIL 2003)
RESTRICTED STOCK AWARD AGREEMENT

        THIS RESTRICTED STOCK AWARD AGREEMENT, (the "Agreement"), dated as of                        , 200    (the "Date of Grant"), is made by and between Yahoo! Inc., a Delaware corporation (the "Company"), and                        , an employee of the Company, a Parent, a Subsidiary or an Affiliate (the "Grantee").

        WHEREAS, the Company has adopted the Yahoo! Inc. 1995 Stock Plan, as amended (the "Plan"), pursuant to which the Company may grant Restricted Stock;

        WHEREAS, the Company desires to grant to the Grantee the number of shares of Restricted Stock provided for herein;

        NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Grant of Restricted Stock Award

        (a)    Grant of Restricted Stock.    The Company hereby grants to the Grantee                        shares of Restricted Stock (the "Award") on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.

        (b)    Incorporation of Plan; Capitalized Terms.    The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

Section 2. Terms and Conditions of Award

        The grant of Restricted Stock provided in Section 1(a) shall be subject to the following terms, conditions and restrictions:

        (a)    Ownership of Shares.    Subject to the restrictions set forth in the Plan and this Agreement, the Grantee shall possess all incidents of ownership of the Restricted Stock granted hereunder, including the right to receive or reinvest dividends with respect to such Restricted Stock and the right to vote such Restricted Stock.

        (b)    Restrictions.    Restricted Stock and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, during the Restricted Period. Any attempt to dispose of any Restricted Stock in contravention of the above restriction shall be null and void and without effect.

        (c)    Certificate; Restrictive Legend.    The Grantee agrees that any certificate issued for Restricted Stock prior to the lapse of any outstanding restrictions relating thereto shall be inscribed with the following legend:

    This certificate and the shares of stock represented hereby are subject to the terms and conditions, including forfeiture provisions and restrictions against transfer (the "Restrictions"), contained in the Yahoo! Inc. 1995 Stock Plan, as amended (the "Plan") and an agreement entered into between the registered owner and the Company (the "Agreement"). Any attempt to

1

    dispose of these shares in contravention of the Restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect.

        (d)    Lapse of Restrictions.    Except as may otherwise be provided herein:

  (i)
  [the restrictions on transfer set forth in Section 2(b) shall lapse with respect to                        shares of Restricted Stock subject to the Award on the            anniversary of the Date of Grant; and]

  [(ii) the restrictions on transfer set forth in Section 2(b) shall lapse with respect to the remaining                        shares of Restricted Stock subject to the Award (the "Performance Based Restricted Stock Award") upon the satisfaction of the performance based objectives and conditions set forth on Exhibit A hereto. Notwithstanding anything to the contrary in this Section 2(d)(ii), in no event shall any such restrictions lapse prior to the first anniversary of the Date of Grant.]

        Upon the lapse of restrictions relating to Restricted Stock, the Company shall issue to the Grantee or the Grantee's personal representative a stock certificate representing a number of shares of Common Stock, free of the restrictive legend described in Section 2(c), equal to the number of shares of Restricted Stock with respect to which such restrictions have lapsed. If certificates representing such Restricted Stock shall have theretofore been delivered to the Grantee, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer prior to the issuance by the Company of such unlegended shares of Common Stock.

        (e)    Termination of Employment.    Notwithstanding Section 2(b), in the event of the termination of the Grantee's employment or service with the Company, Parent, Subsidiary or any Affiliate for any reason prior to the lapsing of restrictions in accordance with Section 2(d) with respect to any portion of the Restricted Stock granted hereunder, such portion of the Restricted Stock held by the Grantee shall be automatically forfeited by the Grantee as of the date of termination.

        Restricted Stock forfeited pursuant to this Section 2(e) shall be transferred to, and reacquired by, the Company without payment of any consideration by the Company, and neither the Grantee nor any of the Grantee's successors, heirs, assigns or personal representatives shall thereafter have any further rights or interests in such shares or certificates. If certificates containing restrictive legends shall have theretofore been delivered to the Grantee (or his/her legatees or personal representative), such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer.

        (f)    Corporate Transactions.    The following provisions shall apply to the corporate transactions described below:

  (i)
  In the event of a proposed dissolution or liquidation of the Company, the Award will terminate and be forfeited immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Administrator.

  (ii)
  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Award shall be assumed or substituted with an equivalent award by such successor corporation, parent or subsidiary of such successor corporation.

          The Administrator may determine, in the exercise of its sole discretion, that in lieu of such assumption or substitution, the Award shall be vested and non-forfeitable and any conditions or restrictions on the Award shall lapse, as to all or any part of the Award, including Shares as to which the Award would not otherwise be non-forfeitable.

        (g)    Income Taxes.    The Grantee shall pay to the Company promptly upon request, and in any event at the time the Grantee recognizes taxable income in respect of the Restricted Stock (or, if the Grantee makes an election under Section 83(b) of the Code, in connection with such grant), an amount equal to the

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taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock. Such payment may be made by one or some combination of the following methods: (i) a cash payment, or (ii) out of the Grantee's current compensation.

Section 3. Miscellaneous

        (a)    Notices.    Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to both the Chief Financial Officer and the General Counsel of the Company at the principal office of the Company and, in the case of the Grantee, to the Grantee's address appearing on the books of the Company or to the Grantee's residence or to such other address as may be designated in writing by the Grantee.

        (b)    No Right to Continued Employment.    Nothing in the Plan or in this Agreement shall confer upon the Grantee any right to continue in the employ of the Company, a Parent, a Subsidiary or any Affiliate or shall interfere with or restrict in any way the right of the Company, Parent, Subsidiary or any Affiliate, which is hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever, with or without Cause.

        (c)    Bound by Plan.    By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

        (d)    Successors.    The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

        (e)    Invalid Provision.    The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

        (f)    Modifications.    No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

        (g)    Entire Agreement.    This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

        (h)    Governing Law.    This Agreement and the rights of the Grantee hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

        (i)    Headings.    The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

        (j)    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the            day of                        , 20    .

YAHOO! INC.
By:

Its:

Signature:

Printed Name:

Address:

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QuickLinks

1995 STOCK PLAN (AS AMENDED SEPTEMBER 1996, MAY 1999, APRIL 2002 AND APRIL 2003)
YAHOO! INC. STOCK OPTION AGREEMENT
EXHIBIT A NOTICE OF EXERCISE
YAHOO! INC. 1995 STOCK PLAN (AS AMENDED SEPTEMBER 1996, MAY 1999, APRIL 2002 AND APRIL 2003) RESTRICTED STOCK AWARD AGREEMENT